Putnam Growth Opportunities Fund
The fund's portfolio
4/30/19 (Unaudited)

COMMON STOCKS (98.7%)(a)
	Shares	Value
Aerospace and defense (3.8%)
Boeing Co. (The)	227,100	$85,773,399
Raytheon Co.	326,800	58,036,412
TransDigm Group, Inc.(NON)	149,500	72,136,740

		215,946,551
Biotechnology (1.6%)
BioMarin Pharmaceutical, Inc.(NON)	538,324	46,042,852
Vertex Pharmaceuticals, Inc.(NON)	262,900	44,424,842

		90,467,694
Capital markets (1.9%)
Intercontinental Exchange, Inc.	1,317,200	107,154,220

		107,154,220
Chemicals (3.8%)
Linde PLC	680,000	122,576,800
Sherwin-Williams Co. (The)	204,635	93,074,137

		215,650,937
Commercial services and supplies (1.5%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $194) (Private) (Germany)(NON)(F)(RES)	146	123
New Middle East Other Assets GmbH (acquired 8/2/13, cost $78) (Private) (Germany)(NON)(F)(RES)	59	50
Waste Connections, Inc.	906,502	84,096,191

		84,096,364
Consumer finance (0.2%)
Oportun Financial Corp. (acquired 2/6/15 and 6/23/15, cost $13,480,762) (Private)(NON)(F)(RES)	4,732,907	10,148,058

		10,148,058
Entertainment (3.1%)
Live Nation Entertainment, Inc.(NON)	1,393,296	91,037,961
Netflix, Inc.(NON)	228,806	84,781,775

		175,819,736
Equity real estate investment trusts (REITs) (2.2%)
American Tower Corp.	638,100	124,620,930

		124,620,930
Food and staples retail (0.8%)
Walmart, Inc.	454,800	46,771,632

		46,771,632
Food products (1.6%)
McCormick & Co., Inc. (non-voting shares)	572,800	88,194,016

		88,194,016
Health-care equipment and supplies (5.0%)
Danaher Corp.	904,033	119,730,131
ICU Medical, Inc.(NON)	119,695	27,230,613
IDEXX Laboratories, Inc.(NON)	342,278	79,408,496
Intuitive Surgical, Inc.(NON)	107,800	55,045,914

		281,415,154
Health-care providers and services (3.0%)
UnitedHealth Group, Inc.	731,100	170,397,477

		170,397,477
Hotels, restaurants, and leisure (0.8%)
Planet Fitness, Inc. Class A(NON)	599,700	45,397,290

		45,397,290
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $194) (Private) (Germany)(NON)(F)(RES)	292	246

		246
Industrial conglomerates (3.2%)
Honeywell International, Inc.	659,213	114,459,153
Roper Technologies, Inc.	187,298	67,371,091

		181,830,244
Insurance (0.9%)
AIA Group, Ltd. (Hong Kong)	5,104,050	52,101,076

		52,101,076
Interactive media and services (8.5%)
Alphabet, Inc. Class C(NON)	291,200	346,085,376
Facebook, Inc. Class A(NON)	476,703	92,194,360
Pinterest, Inc. Class A(NON)	1,290,631	39,983,748

		478,263,484
Internet and direct marketing retail (6.5%)
Amazon.com, Inc.(NON)	143,250	275,973,990
Booking Holdings, Inc.(NON)(S)	49,500	91,822,005
Global Fashion Group SA (acquired 8/2/13, cost $9,654,255) (Private) (Luxembourg)(NON)(F)(RES)	227,896	2,055,215

		369,851,210
IT Services (11.8%)
Mastercard, Inc. Class A	516,300	131,264,112
Okta, Inc.(NON)	369,360	38,424,521
PayPal Holdings, Inc.(NON)	1,626,800	183,454,236
Visa, Inc. Class A	1,365,600	224,545,608
Worldpay, Inc. Class A(NON)	771,990	90,484,948

		668,173,425
Life sciences tools and services (2.3%)
Lonza Group AG (Switzerland)	178,738	55,215,674
Mettler-Toledo International, Inc.(NON)	96,600	71,992,116

		127,207,790
Machinery (1.1%)
Fortive Corp.	713,665	61,617,836

		61,617,836
Media (1.9%)
Charter Communications, Inc. Class A(NON)	285,816	106,092,041

		106,092,041
Professional services (1.7%)
CoStar Group, Inc.(NON)	195,814	97,172,698

		97,172,698
Road and rail (1.9%)
Union Pacific Corp.	591,471	104,714,026

		104,714,026
Semiconductors and semiconductor equipment (1.7%)
Texas Instruments, Inc.	798,700	94,110,821

		94,110,821
Software (16.9%)
Adobe, Inc.(NON)	352,636	101,999,963
Dassault Systemes SA (France)	266,489	42,298,238
DocuSign, Inc.(NON)	864,271	48,978,238
Microsoft Corp.	3,689,600	481,861,760
RealPage, Inc.(NON)	768,052	50,084,671
Salesforce.com, Inc.(NON)	873,829	144,487,625
ServiceNow, Inc.(NON)	314,500	85,389,895

		955,100,390
Specialty retail (2.1%)
Home Depot, Inc. (The)	587,611	119,696,361

		119,696,361
Technology hardware, storage, and peripherals (5.4%)
Apple, Inc.	1,508,277	302,665,946

		302,665,946
Textiles, apparel, and luxury goods (2.8%)
lululemon athletica, Inc. (Canada)(NON)	329,000	58,019,150
NIKE, Inc. Class B	1,162,551	102,106,854

		160,126,004
Wireless telecommunication services (0.7%)
T-Mobile US, Inc.(NON)	539,000	39,341,605

		39,341,605

Total common stocks (cost $3,676,005,444)		$5,574,145,262

CONVERTIBLE PREFERRED STOCKS (0.5%)(a)
	Shares	Value
Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost $18,129,746) (Private)(NON)(F)(RES)	536,108	$26,145,987

Total convertible preferred stocks (cost $18,129,746)		$26,145,987

PURCHASED OPTIONS OUTSTANDING (0.4%)(a)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
Citibank, N.A.
Wynn Resorts, Ltd. (Call)	Aug-19/$160.00	$370,506,594	$2,564,947	$13,061,541
Wynn Resorts, Ltd. (Call)	Aug-19/160.00	259,354,630	1,795,463	9,022,696

Total purchased options outstanding (cost $18,211,125)				$22,084,237

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (—%)(a)
	Principal amount	Value
Federal Home Loan Mortgage Corporation Pass-Through Certificates 2.50%, 6/1/31(i)	$169,241	$167,723

Total U.S. government agency mortgage obligations (cost $167,723)		$167,723

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes 1.375%, 1/31/20(i)	$302,000	$300,644

Total U.S. treasury obligations (cost $300,644)		$300,644

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Neuralstem, Inc. Ser. K (acquired 1/3/14 and 4/20/17, cost $—)(RES)	1/9/22	$42.00	6,349	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (2.6%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 2.72%(AFF)	Shares	61,248,000	$61,248,000
Putnam Short Term Investment Fund 2.60%(AFF)	Shares	69,616,624	69,616,624
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.37%(P)	Shares	7,060,000	7,060,000
U.S. Treasury Bills 2.468%, 5/9/19(SEG)		$3,212,000	3,210,305
U.S. Treasury Bills 2.453%, 8/1/19(SEG)		913,000	907,461
U.S. Treasury Bills 2.450%, 6/6/19(SEG)		329,000	328,217
U.S. Treasury Bills 2.433%, 5/16/19(SEG)		1,848,000	1,846,155
U.S. Treasury Bills 2.428%, 5/23/19(SEG)		457,000	456,338

Total short-term investments (cost $144,673,022)			$144,673,100
TOTAL INVESTMENTS

Total investments (cost $3,857,487,704)			$5,767,516,953

	FORWARD CURRENCY CONTRACTS at 4/30/19 (aggregate face value $75,045,458) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Buy	6/19/19	$37,083,418	$37,307,286	$(223,868)
		British Pound	Sell	6/19/19	37,083,418	37,738,172	654,754

	Unrealized appreciation						654,754

	Unrealized (depreciation)						(223,868)

	Total						$430,886
*	The exchange currency for all contracts listed is the United States Dollar.

WRITTEN OPTIONS OUTSTANDING at 4/30/19 (premiums $12,573,370) (Unaudited)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
Citibank, N.A.
Wynn Resorts, Ltd. (Call)	Aug-19/$165.00	$370,506,594	$2,564,947	$9,766,097
Wynn Resorts, Ltd. (Call)	Aug-19/165.00	259,354,630	1,795,463	6,695,328

Total				$16,461,425

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2018 through April 30, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $5,646,082,170.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $38,349,679, or 0.7% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 7/31/18	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 4/30/19
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$145,577,315	$404,446,803	$488,776,118	$1,029,103	$61,248,000
	Putnam Short Term Investment Fund**	72,518,767	668,958,858	671,861,001	2,245,865	69,616,624

	Total Short-term investments	$218,096,082	$1,073,405,661	$1,160,637,119	$3,274,968	$130,864,624
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $61,248,000, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $59,359,680.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $4,963,035.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts to gain exposure to securities.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$799,516,866	$—	$—
Consumer discretionary	693,015,650	—	2,055,461
Consumer staples	134,965,648	—	—
Financials	107,154,220	52,101,076	10,148,058
Health care	614,272,441	55,215,674	—
Industrials	745,377,546	—	173
Information technology	1,977,752,344	42,298,238	—
Materials	215,650,937	—	—
Real estate	124,620,930	—	—

Total common stocks	5,412,326,582	149,614,988	12,203,692
Convertible preferred stocks	—	—	26,145,987
Purchased options outstanding	—	22,084,237	—
U.S. government agency mortgage obligations	—	167,723	—
U.S. treasury obligations	—	300,644	—
Warrants	—	—	—
Short-term investments	76,676,624	67,996,476	—

Totals by level	$5,489,003,206	$240,164,068	$38,349,679
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$430,886	$—
Written options outstanding	—	(16,461,425)	—

Totals by level	$—	$(16,030,539)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$654,754	$223,868
Equity contracts	22,084,237	16,461,425

Total	$22,738,991	$16,685,293

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)	$1,300,000
Written equity option contracts (contract amount)	$1,300,000
Forward currency contracts (contract amount)	$69,000,000
Warrants (number of warrants)	6,349

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com